Exhibit 10.6

TRAI THIEN SEA TRANSPORT	SOCIALIST REPUBLIC OF VIETNAM
INVESTMENT & DEVELOPMENT	Independence – Freedom – Happiness
JOINT STOCK COMPANY
No: 23/HĐTT.2009

MEMORANDUM OF UNDERSTANDINGS

(ATTN: Rent and offer international cargo ship accordance with set forth term)

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Pursuant to Civil Code No: 33/2005/QH.11, Commercial Code No: 36/2005/QH.11 and Maritime Code No: 40/2005/QH.11 passed by National Assembly of VietNam on June, 14th, 2005.

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Pursuant to demand, existing and coming abilities of parties.

Today, March, 30th, 2009. We herby:

Lessee – Party A	Trai Thien Sea Transport Development and Investment Joint Stock Company

Address:	253, Khuong Viet, Phu Trung Ward, Tan Phu District, Ho Chi Minh City
Tel	08-5406 7624	Fax	08- 5406 7632
Tax code	0305015473
Representative:	Nguyen Quoc Khanh	Title: General Director

Lessor-Party B	Trai Thien Limited Company

Address:	251, Khuong Viet, Phu Trung Ward, Tan Phu District, Ho Chi Minh City
Tax code	0303977700
Tel	08-5406 7624	Fax	08- 5406 7632
Representative:	Dang Anh Tuan	Title: General Director

After discussions, both parties have agreed to sign this memorandum of understanding with following conditions:

ARTICLE I:

CONTENT.

a)

The Party B has agreed to rent an international cargo ship out to Party A with determined term.

b)

Capacity :

 7.200 DWT

-completed date: 2009

c)

Rent period: five years (from November, 1st,2009- up on  Party B received a ship).

d)

Exploitation line: no limit authorised – accordance with authorized license of the ship.

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Line between VietNam – Southeast Asia

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Line between VietNam – Europe (Nouth America).

e)

The Party A has agreed to hire the ship above of the Party B:

ARTICLE II:

UNIT PRICE & PAYMENT METHOD.

a)

Price:

Accordance with being signed contract ( Appendix) after surrendering of ship between two Parties.

b)

Payment term:

Transfer through Bank monthly on the end of the month after Party B issuing VAT invoice.

ARTICLE  III : GENERAL CONDITIONS

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Two parties commit to implement fully items in the Memorandum of Understanding and preparing rent contract (appendix, if any) after surrendering of ship between two Parties.

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This Memorandum of Understanding is made in four (4) copies which have equal validity. Each party keeps 02 copies as evidence to solve afterward.

For On Behalf of Party B

For On Behalf of Party A

/s/ Dang Anh Tuan

/s/ Nguyen Quoc Khanh

Dang Anh Tuan

Nguyen Quoc Khanh

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